UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2016

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35423	90-0640593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 824-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 28, 2016, SunCoke Energy, Inc. (the “Company”) delivered a proposal to the Board of Directors of SunCoke Energy Partners GP LLC (the “GP Board”), the general partner of SunCoke Energy Partners, L.P. (the “Partnership”), to acquire all of the Partnership’s outstanding common units not already owned by the Company and its affiliates, in exchange for 1.65 shares of the Company’s common stock for each issued and outstanding publicly-held common unit of the Partnership, in a transaction to be structured as a merger of the Partnership with a wholly-owned subsidiary of the Company. The proposal is subject to the negotiation and execution of a mutually acceptable definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by the Company’s Board of Directors and the Conflicts Committee of the GP Board (the “GP Conflicts Committee”). The proposed transaction also will require approval by a majority of votes cast by the Company’s common stockholders at a meeting, and approval by a majority of the Partnership’s outstanding common units, including the common units held by affiliates of the Company. Through its affiliates, the Company owns approximately 53.9% of the Partnership’s outstanding common units which the Company intends to vote in favor of the proposed transaction. Closing of the proposed transaction also is conditioned upon receipt of customary regulatory approvals.

It is anticipated that the authority to evaluate and respond to the proposal will be delegated to the GP Conflicts Committee. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated. The Company does not intend to provide any further comment on its proposal or any other plans by the Company until a definitive agreement has been reached, or unless disclosure is otherwise required under applicable securities laws.

A copy of the Company’s press release, dated October 31, 2016, announcing the proposal to the Partnership is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

A copy of the slide presentation made by the Company during an investor conference call, held on October 31, 2016, regarding the proposed transaction, is attached hereto as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 31, 2016

99.2	Investor conference call presentation slides (October 31, 2016)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s current expectations regarding future events, results or outcomes. The forward-looking statements contained herein include statements related to, among other things, the transactions described in the Company’s proposal, including the delegation of the proposal to the GP Conflicts Committee. These statements are subject to the risk that the proposed transaction is not consummated at all or on the initial terms proposed, as well as to the general risks inherent in the Company’s business, and its expectations may or may not be realized. Some expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, the Company’s business and operations involve numerous risks and uncertainties, many of which are beyond the Company’s control, which could materially affect the Company’s financial condition, results of operations and cash flows.

Additional information relating to the uncertainties affecting the Company’s business is contained in its filings with the SEC. The forward-looking statements are only as of the date made. Except as otherwise required by law, the Company does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus pursuant to a registration statement on Form S-4 filed with the SEC and only if and when a definitive agreement has been entered into by the Company and the Partnership. If the proposed merger is approved, a registration statement of the Company, which will include a proxy statement of the Company, an information statement of the Partnership, a Company prospectus and other materials, will be filed with the SEC.

IF AND WHEN APPLICABLE, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PARTNERSHIP AND THE PROPOSED MERGER.

If and when available, investors and security holders may obtain a free copy of the applicable proxy statement, information statement, prospectus and other documents filed with the SEC containing information about the Company and the Partnership, without charge, at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of SXC or SXCP at the following:

SunCoke Energy, Inc.	SunCoke Energy Partners, L.P.
1011 Warrenville Road, Suite 600	1011 Warrenville Road, Suite 600
Lisle, IL 60532	Lisle, IL 60532
Attention: Investor Relations	Attention: Investor Relations
Phone: 630-824-1907	Phone: 630-824-1987
E-mail: investorrelations@suncoke.com	E-mail: investorrelations@suncoke.com

Participants in the Transaction

If and when SXC and SXCP have entered into a definitive merger agreement, SXC, SXCP, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by such an agreement. Information regarding directors and executive officers of SXCP’s general partner is contained in SXCP’s Form 10-K for the year ended December 31, 2015, which has been filed with the SEC. Information regarding SXC’s directors and executive officers is contained in SXC’s definitive proxy statement dated March 23, 2016, which is filed with the SEC. A more complete description will be available in the registration statement and the related proxy statement/prospectus if and when filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Date: October 31, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated October 31, 2016

99.2	Investor conference call presentation slides (October 31, 2016)